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                                                                    Exhibit 10.1


                                    AGREEMENT

         THIS AGREEMENT ("Agreement") made and entered this __________day of April 2001 by and between CONNECTICUT ACQUISITION CORP. NO. 1 ("Acquisition Corp."), a Nevada corporation having an address of 2921 NW 6th Avenue, Miami, Florida 33127; LOVELAND HILLS, LLC ("Loveland Hills"), a Connecticut limited liability company having an address of c/o Jacobs, Walker, Rice & Basche P.C., 146 Main Street, Manchester, CT 06040; CT ADULT CONDOMINIUMS, LLC ("CT Adult"), a Connecticut limited liability company having an address of c/o Jacobs, Walker, Rice & Basche P.C., 146 Main Street, Manchester, CT 06040; NATHAN KAHN, an individual having an address at 1041 East 22nd Street, Brooklyn, New York 11210; ECHO LAKE, WATERTOWN, LLC ("Watertown"), a Connecticut limited liability company having an address of c/o Jacobs, Walker, Rice & Basche P.C., 146 Main Street, Manchester, CT 06040; CARLSON FARMS, NEW MILFORD, LLC ("New Milford"), a Connecticut limited liability company having an address of c/o Jacobs, Walker, Rice & Basche P.C., 146 Main Street, Manchester, CT 06040; and COLEMAN FARMS, EAST WINDSOR, LLC ("East Windsor"), a Connecticut limited liability company having an address of c/o Jacobs, Walker, Rice & Basche P.C., 146 Main Street, Manchester, CT 06040;

                              W I T N E S S E T H:

         WHEREAS, Loveland is the owner of a certain piece of land (the "Hebron Premises") located in Hebron, Connecticut, being more particularly described on SCHEDULE A attached hereto and made a part hereof; and

         WHEREAS, Loveland has encumbered the Hebron Premises with First and Second Mortgage Deeds (the "Mortgage Obligations"), true copies of which are set forth in SCHEDULES B1 and B2;

         WHEREAS, Acquisition Corp. anticipates receiving Initial Invested Funds from Initial Investors to be used, in part, to Develop the Real Estate which is the subject of this Agreement;

         WHEREAS, CT Adult was formed to obtain approvals for the development of Senior Adult Communities;

         WHEREAS, Watertown, New Milford, and East Windsor each have Options to purchase discrete and separate parcels of land, each parcel of which is described in SCHEDULE C-OPTION PARCELS, attached hereto and made a part hereof; and

         WHEREAS, the Parties have reached certain agreements regarding the Development the Real Estate which is the subject of this Agreement.

                           N O W,   T H E R E F O R E,

         In consideration of the mutual covenants, conditions, representations and undertakings hereinafter set forth, all of the Parties agree as follows:




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1. DEFINITIONS.

         The following terms shall have the following meanings for the purposes of this Agreement:

         "Acquisition Corp." shall mean and include, unless the context clearly indicates otherwise, any and all successors in interest and any and all assignees of Acquisition Corp. and their assignees, as well, who may include Affiliates of Acquisition Corp.

         "Kahn Entities" shall mean, collectively, unless the context clearly indicates otherwise, Loveland Hills, CT Adult, Watertown, New Milford, and East Windsor.

         "Affiliate" shall mean, with respect to any specified person or entity,

                  (a) any other person or entity which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified person or entity;

                  (b) any other person or entity which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of the specified person or entity or a person or entity described in clause (a) of this paragraph;

                  (c) another person or entity of which the specified person or entity is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or

                  (d) any relative or spouse of the specified person or entity or any of the foregoing persons or entities.

         "Real Estate" shall mean real property (including but not limited to the Hebron Premises, the Option Parcels, or the Projects) which is or becomes subject to Development as contemplated by this Agreement.

         "Hebron Premises" shall mean that piece of real property described in SCHEDULE A.

         "Option Parcels" shall mean those parcels of Real Estate described in SCHEDULE C-OPTION PARCELS, to wit: SCHEDULE C-WATERTOWN, SCHEDULE C-NEW MILFORD, and SCHEDULE C-EAST WINDSOR, together with any other parcel(s) of Real Estate with respect to which the Parties may purchase an option to buy.

         "Options" shall mean those options to purchase the parcels of real estate described in the Option Parcels, together with any other option(s) to purchase any other parcel(s) of Real Estate which the Parties wish to Develop as a SAC.

         "Optionee" shall mean, depending upon the context in which the word is used, Watertown, New Milford, and East Windsor.

         "Optionors" shall mean, collectively, all those persons or entities who granted the Options to Watertown, New Milford, and East Windsor.

         "Hebron Closing" shall mean the transaction pursuant to which Title to the Hebron Premises is transferred from Loveland Hills to Acquisition Corp.

         "Closing Date" shall mean the date on which the Hebron Closing occurs.

         "Initial Investors" or "Acquisition Corp. Investors" shall mean those person or entities, if any, who invest in Acquisition Corp.

         "Initial Invested Funds" or "Initial Invested Funding" shall represent the money, if any, that Initial




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Investors or Acquisition Corp. investors invest in Acquisition Corp.

         "Secondary Investors" or "Khan Investors" shall mean those person or entities, if any, who invest in one or more Kahn Entities.

         "Secondary Invested Funds" or "Secondary Invested Funding" shall represent the money, if any, that Secondary Investors or Khan Investors invest in one or more Kahn Entities.

         "Development Designated Funds" or "Development Designated Funding" shall represent those portions of Invested Funds or of Invested Funding which Acquisition Corp shall not, nor be required to, expend herein except for the sole purposes of:

                  (a) purchasing the Hebron Premises,

                  (b) making the Option Advances, and

                  (c) paying the Project Expenses.

         "Minimum Development Designated Funds" shall mean the sum of $145,000.00.

         "Mortgage Funds" or "Mortgage Funding" shall mean traditional institutional type mortgage loan financing.

         "Project" shall mean a given Option Parcel (or other piece of Real Estate) which Acquisition Corp. has purchased and taken Title from its owner, and, in addition, with respect to which, the Kahn Entities have initiated the process of Developing it as a SAC.

         "Projects" shall mean, collectively, unless the context clearly indicates otherwise, the Hebron Project, the Watertown Project, the New Milford Project, and the East Windsor Project.

         "Government Approvals" shall mean, with respect to a piece of Real Estate, the sort of zoning and sub-division approvals, site plan approvals, plat approvals, land development and building permits, and the various other approvals typically needed to prepare and transform raw acreage into sub-divided lots to be sold to either builders or home owners for construction of dwellings in a SAC.

         "SAC" shall mean a "Senior Adult Community" as that term is commonly understood by real estate professionals and developers in Connecticut.

         "First Stage of Development" shall mean the purchase of (whether in total or in installments) by the Kahn Entities or by Acquisition Corp. of an Option to purchase the subject piece of Real Estate (i.e., an Option Parcel) from the owner or Optionor thereof.

         "Second Stage of Development" shall mean the process whereby the Kahn Entities shall seek to obtain all Government Approvals as they relate to obtaining approvals for zoning, water and sewer (as well as site approvals for zoning, water and sewer) with respect to a given Option Parcel.

         "Third Stage of Development" shall mean the purchase of (whether in total or in installments), and the taking of Title to, a given Option Parcel by Acquisition Corp.

         "Fourth Stage of Development" shall mean the process whereby the Kahn Entities shall seek to obtain all Government Approvals for the engineering and platting of a given piece of Real Estate (defined as an "Option Parcel" before it was purchased and as a "Project" once Acquisition Corp. has taken Title thereto).




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         "Fifth Stage of Development" shall mean the process whereby the Kahn
Entities shall actually construct roads upon, and install water and sewer and utilities in, a given Project so that the subject Real Estate has been physically Developed to the point where

                  (a) the Parties can sell the sub-divided lots to third-parties for the construction by said persons of dwellings within a SCA, or

                  (b) the Parties can build such dwellings themselves.

         "Developed" or "Being Developed" or "Subject to Development" or "Development" or a similar phrase, shall mean, unless the context clearly indicates otherwise, that a given piece of Real Estate has been, is, or will be, undergoing a particular Stage of Development.

         "Gross Revenues" shall mean all income or gain from whatever source earned or received by the Parties with respect to the entirety of the Real Estate.

         "Hebron Expenses" shall mean that money paid, or those expenses incurred, with respect to the Hebron Premises up until the execution of this Agreement by any of the Kahn Entities, as the same is set forth in SCHEDULE D-HEBRON EXPENSES LEDGER.

         "Monthly Draw" shall mean the sum of $5,000.00 to be paid by Acquisition Corp. to each of Nathan Kahn and Richard Astrom on the 5th business day of each month, commencing in May of 2001.

         "Miscellaneous Stipend" shall mean the sum of $1,000.00 to be paid by Acquisition Corp. to Nathan Kahn as a non-accountable stipend to re-imburse him for minor expense he may personally incur with respect to Development of an Option Parcel or a Project, said payment to begin on the 5th business day of each month commencing in May of 2001.

         "Option Expenses" shall mean, with respect to the Option Parcels, all funds paid, or all debts incurred (whether accrued or paid), by the Kahn Entities or Acquisition Corp. to third-parties (including Optionors or owners of Option Parcels) for goods provided, or services rendered, by said third-parties in connection with the maintenance of the Option(s), such as, by way of illustration, and not limitation, interest and principal on financing relating to an Option Parcel (including costs associated with obtaining and carrying Initial Invested Funding, Development Designated Funding, Secondary Invested Funding, and Mortgage Funding), fees paid to attorneys, engineers, surveyors, contractors, and vendors, fees for various Governmental Approvals and permits, the cost of insurance, the Monthly Draws, and the Miscellaneous Stipend, and, if applicable, "Option Expense" shall also include Acquisition Corp.'s cost to purchase and acquire Title to an Option Parcel or an additional piece of Real Estate.

         "Project Expenses" shall mean, with respect to one or more Projects, all funds to be paid, or all debts incurred (whether accrued or paid), or to be incurred, by the Kahn Entities or Acquisition Corp. to third-parties (but not to Optionors or owners of Option Parcels) for goods provided, or services rendered, by said third-parties in connection with Development of the Project, such as, by way of illustration, and not limitation, interest and principal on financing relating to a Project (including costs associated with obtaining and carrying Initial Invested Funding, Development Designated Funding, Secondary Invested Funding, and Mortgage Funding), fees paid to attorneys,




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engineers, surveyors, contractors, and vendors, fees for various Governmental
Approvals and permits, the cost of insurance, the Monthly Draws, and the Miscellaneous Stipend.

         "Acquisition Corp. Option Advances" shall mean the money paid by Acquisition Corp. to third-parties on account of Option Expenses.

         "Kahn Entities Option Advances" shall mean the money paid by the Kahn Entities. to third-parties on account of Option Expenses.

         "Acquisition Corp. Project Payments" shall mean the money paid by Acquisition Corp. to third-parties on account of Project Expenses.

         "Kahn Entities Project Payments" shall mean the money paid by the Kahn Entities to third-parties on account of Project Expenses.

         "Project Profits" shall mean the difference between (a) Gross Revenues, and (b) the sum of (x) the Hebron Expenses, (y) the Option Expenses, and (z) the Project Expenses.

         "Day" shall mean any day of the year other than

                  (a) any Saturday or Sunday, or

                  (b) any day which is a Legal Holiday as declared to be such by federal law.

2. OBJECTIVES OF THE PARTIES.

         Following the purchase of, and acquisition of the Title to, the Hebron Premises by Acquisition Corp., the Parties plan to Develop the Real Estate into one or more SAC's.

3. ACQUISITION CORP.'S SOURCE OF FUNDS FOR DEVELOPMENT OF THE OPTION PARCELS AND THE PROJECTS; LIMITATIONS ON THE OBLIGATION OF ACQUISITION CORP. TO FUND DEVELOPMENT; MUTUALLY AGREED-UPON ABANDONMENT OF AN OPTION PARCEL OR PROJECT; POSSIBLE NEED FOR ADDITIONAL FUNDING; PERSONAL GUARANTEES BY NATHAN KAHN; RIGHTS OF THE PARTIES IN THE EVENT FUNDS FOR DEVELOPMENT ARE INSUFFICIENT.

         (a) Simultaneously with the execution of the Agreement, Acquisition Corp. will endeavor to induce Primary Investors to invest Primary Invested Funds in Acquisition Corp. so that Acquisition Corp. will have available the Minimum Development Designated Funds to purchase and acquire Title to the Hebron Premises and to fund the initial Development of the Hebron Project and the initial Development of the Option Parcels.

         (b) Thereafter, it is the expectation of the Parties that Acquisition Corp. will have available Development Designated Funds in an amount sufficient to continue to Develop the Option Parcels and the Projects.

         (c) At least every 30 days, Acquisition Corp. shall endeavor to pay (from Development Designated Funds only) the obligations incurred by the Parties with respect to continuous Development of the Option Parcels and the Projects. However, even if Acquisition Corp. were to receive money from Initial Investors in excess of Development Designated Funds, Acquisition Corp. shall have no obligation to, but may if it wishes, provide funding for Development from such excess amounts.

         (d) The Kahn Entities understand and recognize that Development Designated Funding might not be




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available to Acquisition Corp. at all, and the Kahn Entities also understand and recognize that the amount of Development Designated Funds which may become available to Acquisition Corp. may be less than what will be necessary to complete Development of one or more Stages of the Development of one or more given Option Parcels or Projects. Accordingly, once Acquisition Corp. becomes aware that Development Designated Funding is not, or will no longer be, available to it, Acquisition Corp. will give notice of such non-availability to the Kahn Entities immediately.

         Furthermore, as set forth in Paragraph 15, Acquisition Corp. has the right to discontinue Development of one or more Stages of the Development of one or more given Option Parcels or Projects.

         (e) Therefore, in the event that (a) Acquisition Corp. Becomes aware that the amount of Development Designated Funds which may become available to Acquisition Corp. may be less than what will be necessary to complete Development of one or more Stages of the Development of one or more given Option Parcels or Projects, or (b) at the completion of each Stage of the Development of each Option Parcels or Projects, the Parties shall confer to determine which, if any, Option Parcels or Projects should be abandoned or which, if any, Option Parcels or Projects should continue to be Developed.

         (f) If the Parties determine that one or more Option Parcels or Projects should be abandoned, then Acquisition Corp. shall compute the Project Profits (based on Gross Revenues from the entirety of the Real Estate, but with Option Expenses and Project Expenses related to those particular pieces of Real Estate) with respect to each of such to-be-abandoned piece of Real Estate, and, thereafter, Acquisition Corp. shall forthwith distribute those Project Profits in the manner set forth in Paragraph 15; provided however, that if any money is owed to Acquisition Corp. by a given Kahn Entity with respect to a given selected Option Parcel or Project, then Acquisition Corp. shall have the rights granted to it in Paragraphs 6 and 7.

         (g) If the Parties determine that one or more Option Parcels or Projects should be continued to be Developed, they shall select those Option Parcels or Projects. In that event, the Kahn Entities understand that it shall be necessary to raise Secondary Investor Funding from Secondary Investors to complete Development of one or more Stages of the Development of the selected Option Parcels or Projects, and, therefore, the Kahn Entities hereby undertake, and declare it to be their responsibility, to seek and obtain such Secondary Investor Funding from Secondary Investors. The Kahn Entities will have 90 days from the day they received the Notice of Non-Availability from Acquisition Corp. to obtain Secondary Investor Funding from Secondary Investors in an amount sufficient to complete Development of one or more Stages of the Development of the selected Option Parcels or Projects.

         (h) If the Kahn Entities are successful in raising Secondary Investor Funding in an amount sufficient to complete Development of one or more Stages of the Development of the selected Option Parcels or Projects, then Acquisition Corp. shall have the option of

                  (i) computing the Project Profits (based on Gross Revenues from the entirety of the Real Estate, but with Option Expenses and Project Expenses related to those particular pieces of Real Estate) with respect to said pieces of Real Estate, and, thereafter, forthwith distributing those Project Profits in the manner set forth in Paragraph 15; provided, however, that if any money is owed to Acquisition Corp. by a given Kahn



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Entity with respect to a given selected Option Parcel or Project, then
Acquisition Corp. shall have the rights granted to it in Paragraphs 6 and 7; or

                  (ii) of staying on as a participant/investor on such terms and conditions which may be negotiated with the Secondary Investors, the Kahn Entities, and Acquisition Corp.

         (i) However, should Acquisition Corp. not have sufficient Development Designated Funds available in amounts sufficient to complete Development of one or more Stages of the Development of the selected Option Parcels or Projects, and should the Kahn Entities not be successful in raising Secondary Investor Funding from Secondary Investors in an amount sufficient to Develop said given Option Parcels or Projects, then Acquisition Corp. shall have the right, in its absolute discretion, notwithstanding its obligations to the Kahn Entities as set forth in Paragraph 14 to refrain from acting capriciously, and, immediately, Acquisition Corp. may:

                  (i) sell to a third-party (whether an Affiliate of Acquisition Corp. or not) any of the subject Option Parcels, the Projects, or the Options in their then present condition or status at any time; provided, however, that the Kahn Entities shall have the right of first provided, however, that the Kahn Entities shall have the right of first refusal to match any offer to purchase;refusal to match any offer to purchase;

                  (ii) compute the Project Profits (based on Gross Revenues from the entirety of the Real Estate, but with Option Expenses and Project Expenses related to those particular pieces of Real Estate) with respect to said pieces of Real Estate, and, thereafter forthwith distributing those Project Profits in the manner set forth in Paragraph 15; provided however, that if any money is owed to Acquisition Corp. by a given Kahn Entity with respect to a given selected Option Parcel or Project, then Acquisition Corp. shall have the rights granted to it in Paragraphs 6 and 7; or

                  (iii) do any combination of the foregoing.

         (j) If, for whatever reason, money is needed from a traditional institutional mortgage lender (i.e., Mortgage Funds or Mortgage Funding) to continue Development of one or more given Option Parcels or Projects, the Kahn Entities hereby undertake, and declare it to be their responsibility, to obtain such Mortgage Funding, and, furthermore, the Kahn Entities also agree that, should it be necessary, Nathan Kahn will personally guarantee any such Mortgage Funding.

         (k) However, if Nathan Kahn is unable to obtain Mortgage Funding within 90 days after receipt of the Notice of Non-Availability from Acquisition Corp., then Acquisition Corp. shall have the right, in its absolute discretion, notwithstanding its obligations to the Kahn Entities as set forth in Paragraph 14 to refrain from acting capriciously, and, immediately Acquisition may:

                  (i) sell to a third-party (whether an Affiliate of Acquisition Corp. or not) any of the subject Option Parcels, the Projects, or the Options in their then present condition or status at any time;

                  (ii) compute the Project Profits (based on Gross Revenues from the entirety of the Real Estate, but with Option Expenses and Project Expenses related to those particular pieces of Real Estate) with respect to said pieces of Real Estate, and, thereafter forthwith distributing those Project Profits in the manner set forth in




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Paragraph 15; provided however, that if any money is owed to Acquisition Corp.
by a given Kahn Entity with respect to a given selected Option Parcel or Project, then Acquisition Corp. shall have the rights granted to it in Paragraphs 6 and 7; or

                  (iii) do any combination of the foregoing.

         (l) However, should Nathan Kahn refuse to personally guarantee Mortgage Funding which is available so long as Nathan Kahn will personally guarantee the debt, then the Kahn Entities shall forfeit all rights to the subject Option Parcels or Projects for which it was necessary to borrow the Mortgage Funding. In this event, (and even though Development Designated Funds might not be available), Acquisition Corp. shall have the right (drawing upon whatever other resources it may have) to do as it sees fit with the subject Option Parcels or Projects, including the rights to sell the subject Option Parcels or Projects to anyone (including an Affiliate of Acquisition Corp.) or to develop the subject Option Parcels or Projects by itself, together with the right to retain all revenues and income therefrom for itself.

         (m) In the event that there is (x) insufficient Acquisition Corp. Development Designated Funding, (y) insufficient Secondary Investor Funding, and
(z) insufficient Mortgage Funding to actually complete the Fifth Stage of Development of one or more given Projects, then Acquisition Corp. shall compute the Project Profits (based on Gross Revenues from the entirety of the Real Estate, but with Option Expenses and Project Expenses related to those particular Projects) with respect to each of such Projects, and, thereafter, Acquisition Corp. shall forthwith distribute those Project Profits in the manner set forth in Paragraph 15; provided however, that if any money is owed to Acquisition Corp. by a given Kahn Entity with respect to a given Project, then Acquisition Corp. shall have the rights granted to it in Paragraphs 6 and 7.

4. PROCEDURE FOR REPAYMENT OF ACQUISITION CORP.'S OPTION ADVANCES.

         (a) Repayment of these Acquisition Corp. Option Advances, and any future ones, shall be the respective debt obligations to Acquisition Corp. of each of the Kahn Entities which receives an Acquisition Corp. Option Advance.

         (b) To evidence this debt to Acquisition Corp., each of a Kahn Entity which receives an Acquisition Corp. Option Advance shall and fill-in, and execute, on a continuous basis, the Acquisition Corp. Option Advance Ledger in the places indicated as shown on the format attached hereto as SCHEDULE D - ACQUISITION CORP. OPTION ADVANCES LEDGER. Thus, it is the understanding and agreement of the Parties that,

                  (i) rather than having each Kahn Entity, e.g., Watertown, New Milford, etc., execute a new and separate promissory note to evidence its debt to Acquisition Corp. each time a new Acquisition Corp. Option Advance is made to any one of them, then Watertown, New Milford, etc., shall, each time any one of them receives an Acquisition Corp. Option Advance from Acquisition Corp., enter the amount advanced in the space provided for in SCHEDULE D - ACQUISITION CORP. OPTION ADVANCE LEDGER; and acknowledge the debt by executing the Schedule on the place provided; and

                  (ii) that figure, when added to prior, unpaid Acquisition Corp. Option Advances, shall



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evidence the money owed (plus interest to accrue on the unpaid balance at 8% PER
ANNUM) by said Kahn Entity to Acquisition Corp., as if the accumulated unpaid balance were to have been evidenced by a series of traditional promissory notes in favor of Acquisition Corp. from said Kahn Entity.

5. SECURITY FOR REPAYMENT OF THE ACQUISITION CORP. OPTION ADVANCES.

         As security for the repayment of the Acquisition Corp. Option Advances to be made at the Hebron Closing, and as security for the repayment of any future ones, once a given Acquisition Corp. Option Advance has been made by Acquisition Corp. to a given Kahn Entity, then that Kahn Entity shall simultaneously assign and convey its Option on and to the subject Option Parcel to Acquisition Corp., and, until the Acquisition Corp. Option Advance with respect to that Option Parcel has been repaid, the Option with respect thereto shall be the property of Acquisition Corp.

6. PROCEDURE FOR REPAYMENT OF THE ACQUISITION CORP. OPTION ADVANCES.

         (a) If, for whatever reason, Acquisition Corp. does not make, or does not continue to make, the Acquisition Corp. Option Advances with respect to a given Option Parcel, then Development of that Option Parcel shall cease forthwith, and, with respect to said given Option Parcel, the Acquisition Corp. Option Advances and the Kahn Entities Option Advances (if any are made up to that date shall be calculated, as shall the difference between the Acquisition Corp. Option Advances and the Kahn Entities Option Advances (the "Option Advance Difference Balance").

         (b) If the Option Advance Difference Balance is in favor of Acquisition Corp. with respect to said given Option Parcel, then Acquisition Corp. shall be entitled (but not be required) to withdraw and retain from Gross Revenues from all of the Real Estate, to the extent that Gross Revenues are sufficiently large, a sum equal to the Option Advance Difference Balance in its (Acquisition Corp.'s) favor, with respect to said given Option Parcel. In such event, Acquisition Corp. shall return the Option in question to the Kahn Entities, which may then may do as they see fit with the Option in question, including selling it, allowing it to lapse, or exercising it and developing the subject Option Parcel by themselves and retaining all revenues and income therefrom for themselves.

         (c) However, to the extent that the Option Advance Difference Balance in favor of Acquisition Corp., with respect to said given Option Parcel, is greater than then existing amount of Gross Revenues, then the Kahn Entities shall be indebted to Acquisition Corp. for the difference between (y) the Option Advance Difference Balance in favor of Acquisition Corp. and (z) then existing Gross Revenues. In that event, Acquisition Corp. shall be entitled to continue to retain possession of the Option in question as security for the difference between (y) and (z), above, which shall be a secured debt owed by the Kahn Entities to Acquisition Corp. Furthermore, unless the Kahn Entities pay this debt within 90 days after the day Acquisition Corp. discontinued making the Acquisition Corp. Option Advances with respect to the subject Option Parcel, then Acquisition Corp. may do as it sees fit with the Option in question, including selling it, allowing it to lapse, or exercising it and developing the subject Option Parcel by itself and retaining all revenues and income therefrom for itself.




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         (d) However, if the Kahn Entities pay this debt within said 90 day period, then Acquisition Corp. shall return the Option in question to the Kahn Entities, and the Kahn Entities may do as they see fit with the Option in question, including selling it, allowing it to lapse, or exercising it and developing the subject Option Parcel by themselves and retaining all revenues and income therefrom for themselves.

         (e) If, on the other hand, the Option Advance Difference Balance is in favor of the Kahn Entities, with respect to said given Option Parcel, then the Kahn Entities shall be entitled to receive from Gross Revenues from all of the Real Estate, to the extent that Gross Revenues are sufficiently large, a sum equal to the Option Advance Difference Balance in its (the Kahn Entities's) favor, with respect to said given Option Parcel. In that event, the Kahn Entities shall first pay to Acquisition Corp. the amount of the Acquisition Corp. Option Advances with respect to said given Option Parcel made up to that date, and, thereupon, Acquisition Corp. shall return the Option in question to the Kahn Entities, which may then may do as it they see fit with the Option in question, including selling it, allowing it to lapse, or exercising it and developing the subject Option Parcel by themselves and retaining all revenues and income therefrom for themselves.

         (f) However, to the extent that the Option Advance Difference Balance in favor of the Kahn Entities, with respect to said given Option Parcel, is greater than then existing amount of Gross Revenues, then Acquisition Corp. shall be indebted to the Kahn Entities for the difference between (y) the Option Advance Difference Balance in favor of the Kahn Entities and (z) then existing Gross Revenues. Unless Acquisition Corp. pays this debt within 90 days after the day Acquisition Corp. discontinues making the Acquisition Corp. Option Advances with respect to the subject Option Parcel, then Acquisition Corp. shall return the Option in question to the Kahn Entities, which may then may do as they see fit with the Option in question, including selling it, allowing it to lapse, or exercising it and developing the subject Option Parcel by themselves and retaining all revenues and income therefrom for themselves.

         (g) Notwithstanding the foregoing subparagraphs of this Paragraph 6, if Acquisition Corp. exercises its rights, as set forth in Paragraph 3(i)(i) or Paragraph 3(k), to sell the Option in question to a third-party, and said third-party purchases the Option in question, then the Kahn Entities shall forfeit any rights they have to redeem the Option in question, and Acquisition Corp. shall not be required to re-transfer the Option in question to the Kahn Entities.

7. PROCEDURE FOR REPAYMENT OF PROJECT ADVANCES.

         (a) If, for whatever reason, Acquisition Corp. does not make, or does not continue to make, the Acquisition Corp. Project Advances with respect to a given Project (including the Hebron Project), then Development of that Project shall cease forthwith, and, with respect to said given Project, the Acquisition Corp. Project Advances and the Kahn Entities Project Advances (if any) made up to that date shall be calculated, as shall the difference between the Acquisition Corp. Project Advances and the Kahn Entities Project Advances (the "Project Advance Difference Balance".)

         (b) If the Project Advance Difference Balance with respect to said given Project is in favor of Acquisition Corp.,then Acquisition Corp. shall be entitled (but not be required) to withdraw and retain from Gross Revenues from all of the Real Estate, to the extent that Gross Revenues are sufficiently large, a sum equal to the Project Advance Difference Balance in its (Acquisition Corp.'s) favor with respect to said given Project. In such event, Acquisition Corp. shall thereupon re-convey the Project in question to the Kahn Entities, which may then may do as they see fit with the Project in question, including selling it, abandoning it, or developing the Project in question by themselves and retaining all revenues and income therefrom for themselves.

         (c) However, to the extent that the Project Advance Difference Balance in favor of Acquisition Corp. with respect to said given Project is greater than then existing amount of Gross Revenues, then the Kahn Entities shall be indebted to Acquisition Corp. for the difference between (y) the Project Advance Difference Balance in favor of Acquisition Corp. and (z) then existing Gross Revenues. In that event, Acquisition Corp. shall be entitled to continue to retain possession of the Project in question as security for the difference between (y) and (z), above, which shall be a secured debt owed by the Kahn Entities to Acquisition Corp. Furthermore, unless the Kahn Entities pay this debt within 90 days after the day Acquisition Corp. discontinues making the Acquisition Corp. Project Advances with respect to the subject Project, then Acquisition Corp. may do as it sees fit with the subject Project, including selling it, abandoning it, or developing the subject Project by itself and retaining all revenues and income therefrom for itself.

         (d) However, if the Kahn Entities pay this debt within said 90 day period, then Acquisition Corp. shall re-convey the subject Project to the Kahn Entities, and the Kahn Entities may do as they see fit with the subject Project, including selling it, abandoning it, or developing the subject Project by themselves and retaining all revenues and income therefrom for themselves.

         (e) If, on the other hand, the Project Advance Difference Balance is in favor of the Kahn Entities with respect to said given Project, then the Kahn Entities shall be entitled to receive and retain from Gross Revenues from all of the Real Estate, to the extent that Gross Revenues are sufficiently large, a sum equal to the Project Advance Difference Balance in its (the Kahn Entities's) favor with respect to said given Project. In that event, the Kahn Entities shall first pay to Acquisition Corp. the amount of the Acquisition Corp. Project Advances made up to that date with respect to said given Project, and, thereupon, Acquisition Corp. shall convey the subject Project to the Kahn Entities, which may then may do as they see fit with the subject Project, including selling it, abandoning it, or developing the subject Project by themselves and retaining all revenues and income therefrom for themselves.

         (f) However, to the extent that the Project Advance Difference Balance in favor of the Kahn Entities with respect to said given Project, is greater than then existing amount of Gross Revenues, then Acquisition Corp. shall be indebted to the Kahn Entities for the difference between (y) the Project Advance Difference Balance in favor of the Kahn Entities and (z) then existing Gross Revenues. Unless Acquisition Corp. pays this debt within 90 days after the day Acquisition Corp. discontinues making the Acquisition Corp. Project Advances with respect to the subject Project, then Acquisition Corp. shall return the subject Project to the Kahn Entities,which may then may do as they see fit with the subject Project, including selling it, or developing the subject Project by themselves and retaining all revenues and income therefrom for themselves.

         (g) Notwithstanding the foregoing subparagraphs of this Paragraph 7, if Acquisition Corp. exercises its rights, as set forth in Paragraph 3(i)(i) or Paragraph 3(k), to sell the subject Project to a third-party, and said third-party purchases the subject Project, then the Kahn Entities shall forfeit any rights they have to redeem the subject Project, and Acquisition Corp. shall not be required to re-convey the subject Project to the Kahn Entities.

8. NOTICE OF AVAILABILITY OF THE MINIMUM DEVELOPMENT DESIGNATED FUNDS; DELIVERY OF PROOF OF INITIAL EXPENSES PAID BY THE KAHN ENTITIES.

         (a) As soon as Acquisition Corp. has available the Minimum Development Designated Funds, Acquisition Corp. shall notify, and provide reasonable proof of receipt thereof to the Kahn Entities and to Attorney Jacobs.

         (b) Simultaneously with the execution of this Agreement, the Kahn Entities will deliver to Acquisition Corp. proof of payment of the expenses, or evidence of indebtedness, they have obligated themselves to pay, with respect to those items on SCHEDULE D-HEBRON EXPENSES LEDGER AND THE SCHEDULE D - OPTION ADVANCE LEDGER for which they (the Kahn Entities) seek reimbursement for, or payment of, from Acquisition Corp. at the Hebron Closing.

9. CONDITIONS TO OBLIGATIONS OF THE KAHN ENTITIES TO CLOSE.

         The obligations of the Kahn Entities to consummate the transactions contemplated by this Agreement shall be contingent upon the occurrence of the following 5 days before the Hebron Closing:

         (a) Receipt of proof that Acquisition Corp. shall have available the Minimum Development Designated Funds in an amount equal to or greater than $85,000.00;

         (b) Acquisition Corp. shall have delivered to Attorney Jacobs the following, in form and substance satisfactory to the Kahn Entities, to be held in Escrow pending the Hebron Closing:

                  (i) The conveyance tax payment to accomplish the Transfer of Title of the Hebron Premises from Loveland Hills to Acquisition Corp.;

                  (ii) A Certificate of Good Standing from the State of Nevada regarding Acquisition Corp.; and

                  (iii) A Corporate Resolution authorizing the actions of Acquisition Corp. to be undertaken hereunder pursuant to this Agreement.

10. CONDITIONS TO OBLIGATIONS OF ACQUISITION CORP. TO CLOSE.

         The obligations of Acquisition Corp. to consummate the transactions contemplated by this Agreement shall be contingent upon the occurrence of the following 5 days before the Hebron Closing:

         (a) the Kahn Entities shall have delivered to Attorney Jacobs the following, in form and substance satisfactory to Acquisition Corp., to be held in Escrow pending the Hebron Closing:

                  (i) The Deed of Transfer of the Hebron Premises from Loveland Hills to Acquisition Corp.;

                  (ii) Conveyance tax forms as required by the State of Connecticut;

                  (iii) A title insurance company Affidavit stating that there are no tenants in possession, and that no one has a right to claim mechanic's liens against the Hebron Premises, except those who have signed lien waivers, which are simultaneously provided to Attorney Jacobs;

                  (iv) A proposed form of Title Insurance Policy respecting conveyance of the Hebron Premises to Acquisition Corp.;

                  (v) An opinion of counsel from Attorney Jacobs that the Options are legally binding upon the Optionors and are enforceable by Acquisition Corp. and its Assigns and their Assigns;

                  (vi) A limited liability company resolution authorizing Loveland Hills to execute the Deed of Transfer of the Hebron Premises to Acquisition Corp.;

                  (vii) A Certificate of Legal Existence or Receipt of Filing of Corporate/Limited Liability Company Articles of Incorporation issued by the State of Connecticut with respect to Loveland Hills, CT Adult, Watertown, New Milford, and East Windsor;

                  (viii) Corporate Resolutions authorizing the actions of Loveland Hills, CT Adult, Watertown, New Milford, and East Windsor undertaken by the Kahn Entities pursuant to this Agreement;

                  (ix) Proof, in form and substance acceptable to Acquisition Corp.,

                           (A) that any person(s)having a lien or claim against,
                  or interest in, any or all of the Hebron Premises, shall consent to the sale of the of the Hebron Premises to Acquisition Corp. and its Assigns;

                  (x) Proof, in form and substance acceptable to Acquisition Corp., that any person(s) having a lien or claim against, or interest in, any or all of the Watertown, New Milford, and East Windsor Parcels, including the Optionors,

                           (A) shall consent to the assignment of the Watertown,
                  New Milford, and East Windsor Option Parcels to Acquisition Corp., as well as to the re-assignment by Acquisition Corp.'s Assignee (s) of any or all of said Assignee ('s) (s') rights under said Options and under this Agreement,

                           (B) shall consent to the sale of the of the
                  Watertown, New Milford, and East Windsor Option Parcels to Acquisition Corp. and its Assigns, and

                           (C) shall shall not object to the Development
                  (including consenting to the placing of mortgage financing thereon) of the Watertown, New Milford, and East Windsor Option Projects;

                           (D) provided, however, that if proof of such consents
                  to the Assignments of the Options, as set forth in Paragraph
                  (A), above, is not received by Acquisition Corp. prior to Tuesday, May 8, 2001, then (x) Acquisition Corp. shall not be required to disburse the Minimum Development Designated Funds;
                  (y) Acquisition Corp. shall have the unconditional right to terminate this Agreement with no liability whatsoever to the Kahn Entities; and (z) the Kahn Entities shall be liable to Acquisition Corp. for all of Acquaition Corp.'s costs and expenses incurred with respect to the subject matter of this Agreement; and

                           (E) further provided, however, that if proof of such
                  consents to the sale and non-objection to the Development of the Parcels and Projects, as set forth in Paragraphs (B) and
                  (C), above, is not received by Acquisition Corp. prior to May 15, 2001, then (x) Acquisition Corp. shall not be required to reimburse the Kahn Entities for $80,000.00 in Option Expenses paid by the Kahn Entities; (y) Acquisition Corp. shall have the unconditional right to terminate this Agreement with no liability whatsoever to the Kahn Entities; and (z) the Kahn Entities shall be liable to Acquisition Corp. for all of Acquaition Corp.'s costs and expenses incurred with respect to the subject matter of this Agreement.

                  (x) a form of the Assignment of each Option which the Kahn Entities shall assign to Acquisition Corp. and its Assigns as security for the Option Advances;

                  (xi) a binder for liability insurance covering the Real Property and the proposed Development thereof in form and substance and from a carrier satisfactory to Acquisition Corp.; and

                  (xii) a completed, but unexecuted, SCHEDULE D-HEBRON EXPENSE LEDGER and SCHEDULE D-OPTION ADVANCES LEDGER.

11. THE CLOSING; REIMBURSEMENT FOR INITIAL EXPENSES OF THE KAHN ENTITIES.

         (a) The Hebron Closing shall take place at the offices of Attorney Jacobs on May _______, 2001, at ___________ __M o'clock.

         (b)  At the Hebron Closing, the Kahn Entities will deliver:

                  (i) the SCHEDULE D-HEBRON EXPENSES LEDGER, and the SCHEDULE D-OPTION ADVANCES LEDGER duly completed and filled out to evidence their obligation to repay Acquisition Corp. for the Hebron Expenses and the Option Advances to be paid by Acquisition Corp. at the Hebron Closing; and

                  (ii) a duly executed Assignment of each Option which the Kahn Entities shall assign to Acquisition Corp. and its Assigns as security for the Option Advances

                  (iii) A title insurance company Affidavit stating that there are no tenants in possession, and that no one has a right to claim mechanic's liens against the Hebron Premises, except those who have signed lien waivers;

                  (iv) A Title Insurance Policy respecting conveyance of the Hebron Premises to Acquisition Corp.;

                  (v) An opinion of counsel from Attorney Jacobs that the Options are legally binding upon the Optionors and are enforceable by Acquisition Corp. and its Assigns and their Assigns;

                  (vi) Proof, in form and substance acceptable to Acquisition Corp.,

                           (A) that any person(s) having a lien or claim
                  against, or interest in, any or all of the Hebron Premises, shall consent to the sale of the of the Hebron Premises to Acquisition Corp. and its Assigns;

                  (vii) Proof, in form and substance acceptable to Acquisition Corp., that any person(s) having a lien or claim against, or interest in, any or all of the Watertown, New Milford, and East Windsor Parcels, including the Optionors,

                           (A) shall consent to the assignment of the Watertown,
                  New Milford, and East Windsor Option Parcels to Acquisition Corp., as well as to the re-assignment by Acquisition Corp.'s Assignee (s) of any or all of said Assignee ('s) (s') rights under said Options and under this Agreement,

                           (B) shall consent to the sale of the of the
                  Watertown, New Milford, and East Windsor Option Parcels to Acquisition Corp. and its Assigns, and

                           (C) shall shall not object to the Development
                  (including consenting to the placing of mortgage financing thereon) of the Watertown, New Milford, and East Windsor Option Projects;

                           (D) provided, however, that if proof of such consents
                  to the Assignments of the Options, as set forth in Paragraph
                  (A), above, is not received by Acquisition Corp. prior to Tuesday, May 8, 2001, then (x) Acquisition Corp. shall not be required to disburse the Minimum Development Designated Funds;
                  (y) Acquisition Corp. shall have the unconditional right to terminate this Agreement with no liability whatsoever to the Kahn Entities; and (z) the Kahn Entities shall be liable to Acquisition Corp. for all of Acquaition Corp.'s costs and expenses incurred with respect to the subject matter of this Agreement; and

                           (E) further provided, however, that if proof of such
                  consents to the sale and non-objection to the Development of the Parcels and Projects, as set forth in Paragraphs (B) and
                  (C), above, is not received by Acquisition Corp. prior to May 15, 2001, then (x) Acquisition Corp. shall not be required to reimburse the Kahn Entities for $80,000.00 in Option Expenses paid by the Kahn Entities; (y) Acquisition Corp. shall have the unconditional right to terminate this Agreement with no liability whatsoever to the Kahn Entities; and (z) the Kahn Entities shall be liable to Acquisition Corp. for all of Acquaition Corp.'s costs and expenses incurred with respect to the subject matter of this Agreement.

                  (viii) A form of the Assignment of each Option which the Kahn Entities shall assign to Acquisition Corp. and its Assigns as security for the Option Advances;

                  (ix) A liability insurance Policy covering the Real Property and the proposed Development thereof in form and substance and from a carrier satisfactory to Acquisition Corp.; and

                  (x) Acompleted, and duly executed, SCHEDULE D-HEBRON EXPENSE LEDGER and SCHEDULE D-OPTION ADVANCES LEDGER.

         (c) At the Hebron Closing, Acquisition Corp. shall:

                  (i) execute such documents as are necessary to assume the Mortgages set forth on Schedules B-1 and B-2; and

                  (ii) from the Development Designated Funds, deliver to the Kahn Entities checks made payable to the following persons in the following amounts, representing payment by Acquisition Corp. of the Hebron Expenses and first of the Acquisition Corp. Option Advances:

Name of  Person                         Purpose                     Amount
---------------                         -------                     ------

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

         (d) In addition, the following amount will be due to the Persons in the future:

Name of  Person                         Purpose                     Amount
---------------                         -------                     ------

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00

______________________       ____________________________       $___________.00


         (e) Immediately following the Hebron Closing, Attorney Jacobs will record the Deed and take all other steps necessary to place title of the Hebron Premises in Acquisition Corp.

12. COMMENCEMENT OF DEVELOPMENT.

         Following the Hebron Closing, the Kahn Entities will continue First Stage of Development of the Hebron Project, and the Kahn Entities will continue First Stage Development of the Option Parcels.

13. DAY-TO-DAY DECISION MAKING; OBLIGATION TO ACT DILIGENTLY AND IN GOOD FAITH; WRITTEN REPORTS; WORKMAN'S COMPENSATION INSURANCE.

         (a) The Kahn Entities shall make all day-to-day decisions and shall take all actions regarding Development, as that term is defined herein, of the Real Estate. The Kahn Entities acknowledge that they have a fiduciary duty to Acquisition Corp., and, in discharging their duties hereunder, the Kahn Entities shall act as fiduciaries at all times.

         (b) The Kahn Entities shall provide Acquisition Corp. with written reports every two weeks, or more often as Acquisition Corp. may reasonably request, advising Acquisition Corp. as to the progress that has been made pursuing Development of the Real Estate. In addition, the Kahn Entities shall, in said report, submit a list of all expenses which have been incurred since the last payment by Acquisition Corp. of Acquisition Corp. Project Expenses or Acquisition Corp. Option Expenses.

         (c) the Kahn Entities represent, and the Parties agree, that the Kahn Entities and their employees are not employees of Acquisition Corp.

         (d) All persons engaged by the Kahn Entities shall be independent contractors, and they, and all persons employed by them, shall be covered by Workman's Compensation Insurance, and such persons shall provide Acquisition Corp. with Certificates of Insurance.

14. ULTIMATE CONTROL OVER THE SUBJECT MATTER OF THIS AGREEMENT TO LIE WITH ACQUISITION CORP.

         (a) Acquisition Corp. agrees that the Kahn Entities shall have the responsibility and the authority set forth in Paragraph 13.

         (b) However, the Kahn Entities agree that Acquisition Corp. (and its Assigns and their Assigns) have, and at all times shall have, the right to make all final decisions regarding the subject matter of this Agreement, including but not limited to all final decisions regarding, such as, by way of illustration, and not limitation, final decisions regarding the Real Estate, the Development of the Real Estate, the Projects, the Project Expenses, the Project Payments, the Option Parcels, the Option Expenses, the Option Advances, the Monthly Draws, the Monthly Stipend, and the Project Profits.

         (c) Furthermore, the scope of this authority shall include, by way of illustration, and not limitation, the right of Acquisition Corp. (or of its Assigns and their Assigns),

                  (i) to continue funding of the Development or maintenance of any of the Option Parcels, the Projects, or the Options,

                  (ii) to abandon funding of the Development or maintenance of any of the Option Parcels, the Projects, or the Options, in their then present condition or status at any time,

                  (iii) to sell to a third-party (whether an Affiliate of Acquisition Corp. or not) the any of the Option Parcels, the Projects, or the Options in their then present condition or status at any time, or

                  (iv) to do any combination of the foregoing.

         (d) In making these decisions, Acquisition Corp. (or its Assigns and their Assigns) shall consult with, and seek the advice of, the Kahn Entities. However, absent a finding that Acquisition Corp. (or its Assigns and their Assigns) acted in a capricious or willful manner in both reaching and in effectuating its decision, the decisions of Acquisition Corp. with respect to, INTER ALIA, the Real Estate, the Development of the Real Estate, the Projects, the Project Expenses, the Project Payments, the Option Parcels, the Option Expenses, the Option Advances, the Monthly Draws, the Monthly Stipend, the Project Profits, and, in general, with respect to the subject matter of this Agreement, shall be deemed to be proper, correct, and binding on all the Parties.

         (e) In addition, before actually effectuating such a decision(s), Acquisition Corp. shall provide the Kahn Entities with 10 days' notice of its intent to do so, and the Parties agree that said amount of time shall be sufficient notice.

15. DISTRIBUTIONS OF PROJECT PROFITS.

         (a) If no Secondary Investor Funding is needed, then Project Profits respecting the Hebron Project shall be distributed by Acquisition Corp. as follows:

                  (i) after allowance for a reasonable cash reserve,

                           (A) 50% thereof shall be distributed to Acquisition
                  Corp.;

                           (B) 40% thereof shall be distributed to the Kahn
                  Entities, and

                           (C) 10% thereof shall be distributed to Marcel
                  Einstadter.

         (b) If no Secondary Investor Funding is needed, then Project Profits respecting the Option Parcels and other Projects shall be distributed by Acquisition Corp. as follows:

                  (i) after allowance for a reasonable cash reserve,

                           (A) 50% thereof shall be distributed to Acquisition
                  Corp.; and

                           (B) 50% thereof shall be distributed to the Kahn
                  Entities.

         (c) In either of condition (a) or (b), above, Project Profits will be distributed by Acquisition Corp. whenever Acquisition Corp. deems fit.

         (d) If Secondary Investor Funding is needed, then Project Profits respecting the Option Parcels and other Projects shall be distributed by Acquisition Corp. as follows:

                  (i) per terms negotiated with the Secondary Investors.

16. OBLIGATION OF THE KAHN ENTITIES TO INDEMNIFY.

         Inasmuch as the Kahn Entities will be supervising the day-to-day affairs of the Development of the Real Estate, and inasmuch as Management of Acquisition Corp. will not be physically present to observe how the Kahn Entities are discharging their duties, the Kahn Entities and their respective officers, directors, shareholders, and employees hereby agree to indemnify, defend and hold Acquisition Corp. and its Assigns (and their Assigns) and their respective officers, directors, shareholders, and employees harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorney's fees and disbursements) based upon, arising out of or otherwise due to the Development of the Real Estate, including but not limited to, the Option Parcels, the Projects, the maintenance of the Options, and any actual construction on the Real Estate.

17. BREACH OF THIS AGREEMENT BY ACQUISITION CORP.; ITS LIABILITY TO BE LIMITED.

         (a) The Parties agree that the sole breach of this Agreement for which Acquisition Corp. may be liable to the Kahn Entities is a willful failure to advance Development Designated Funds if any are available.

         (b) Therefore, if Acquisition Corp. should willfully fail to advance Development Designated Funds if any are available, then Acquisition Corp.'s sole liability to the Khan Entities shall be limited to

                  (i) forfeiture of its rights to ultimate control over the subject matter of this Agreement as set forth in Paragraph 14; and

                  (ii) relinquishment and loss of its rights to receive its share of Project Profits which accrue after that point in time in which Acquisition Corp. willfully failed to advance Development Designated Funds.

18. BREACH OF THIS AGREEMENT BY THE KHAN ENTITIES.

         (a) The Parties agree that the breaches, INTER ALIA, of this Agreement for which the Kahn Entities may be liable to Acquisition Corp are:

                  (i) breach of its fiduciary duties to Acquisition Corp.;

                  (ii) negligence in its management of the Development of the Real Estate;

                  (iii) conduct giving rise to claims and law suits by other against Acquisition Corp.; and

                  (iv) failure of Nathan Kahn to personally guarantee Mortgage Funding, as set forth in Paragraph 3(l).

         (b) Therefore, should the Kahn Entities breach this Agreement, as aforesaid, or otherwise, then the Kahn Entities,

                  (i) shall be liable to Acquisition Corp. for all damages incurred by Acquisition Corp. as a proximate result of said breach(es);

                  (ii) shall lose their right to have any involvement in any decisions to be made pursuant to this Agreement;

                  (iii) shall relinquish and lose its right to share in Project Profits; or (iv) shall be liable or subject to any combination of the foregoing.

19. LAW GOVERNING.

         This Agreement shall be deemed to have been entered into under the Laws of the State of Connecticut, and the rights and obligations of the parties hereunder shall be governed and determined according to the Laws of Connecticut without regard to applicable conflicts of laws.

20. RESOLUTION OF DISPUTES; ARBITRATION.

          All disputes concerning this Agreement or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken by the Kahn Entities to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in ____________________County, Connecticut, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

         The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

         Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

21. NOTICE.

          (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either:

                  (i) by facsimile transmission to the facsimile number given below, provided that confirmation of successful receipt thereof by the receiving Party is recorded on the sending Party's transmission confirmation receipt simultaneously with the completion of transmission, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sending Party's transmission confirmation receipt showing the successful receipt thereof by the receiving Party;

                  (ii) by a nationally recognized overnight courier service in which the date of delivery is recorded by the courier service, in which case notice shall be presumptively deemed to have been given at the time that records of the courier service indicate the writing was delivered to the receiving Party;

                  (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the receiving Party, as the case may be; or

                  (iv) by the Express Mail service maintained by the United States Postal Service, sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight (48) hours after the letter was deposited with the United States Postal Service.

         (b) Notice shall be sent

                  (i) If to Acquisition Corp., to:

                           Richard Astrom, President
                           Connecticut Acquisition Corp. No. 1
                           2921 NW 6th Avenue
                           Miami, Florida 33127
                           Office Telephone Number:     (305) 573-8882
                           Facsimile Telephone Number:  (305) 571-8357

                  with a copy (which shall not constitute notice) to:

                           Guy K. Stewart, Jr., Esq.
                           536 Malaga Avenue
                           Coral Gables, Florida 33134
                           Office Telephone Number:     (305) 441-0911
                           Facsimile Telephone Number:  (305) 441-0911

                  (ii) If to the Kahn Entities., to:

                           Nathan Kahn, President
                           [Name of Entity]
                           1041 East 22nd Street
                           Brooklyn, New York 11210
                           Office Telephone Number:     (718) 258-9027
                           Cell Telephone Number:       (917) 204-3514
                           Facsimile Telephone Number:  (718) 258-1969

                  with a copy (which shall not constitute notice) to:

                           Leonard Jacob., Esq.
                            Jacobs, Walker, Rice & Basche P.C.
                           146 Main Street
                           Manchester, Connecticut  06040
                           Telephone Number:            (860) 646-0121
                           Facsimile Telephone Number:  (860) 645-6229


                  (iii) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

22. ENTIRE AGREEMENT.

         It is understood and agreed that this Agreement, including all Schedules attached hereto, represents and constitutes the entire agreement between the parties, and no oral statement or promises or any understanding not embodied in the Agreement shall be valid.

         IN WITNESS WHEREOF, the Parties hereto have affixed their hands on the day and year first above written.


                                            CONNECTICUT ACQUISITION CORP. NO. 1


                                            -----------------------------------
                                            By:
                                            Its:



                                            LOVELAND HILLS, LLC



                                            -----------------------------------
                                            By:
                                            Its:

                                            CT ADULT CONDOMINIUMS, LLC



                                            -----------------------------------
                                            By:
                                            Its:



                                            NATHAN KAHN



                                            -----------------------------------
                                            By:
                                            Its:



                                            ECHO LAKE, WATERTOWN, LLC



                                            -----------------------------------
                                            By:
                                            Its:



                                            CARLSON FARMS, NEW MILFORD, LLC



                                            -----------------------------------
                                            By:
                                            Its:




                                            COLEMAN FARMS, EAST WINDSOR, LLC




                                            -----------------------------------
                                            By:
                                            Its:

LEN: ARE NOTARIAL BLOCKS REQUIRED?

STATE OF CONNECTICUT
                              ss.
COUNTY OF

         Personally appeared ______________________ , ______________________ of
Acquisition Corp. #1, Inc., signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and is authorized to sign on behalf of said corporation, before me.



                                            LOVELAND HILLS, LLC




                                            By:
                                                -------------------------------
                                            Its:

STATE OF CONNECTICUT
                              ss.
COUNTY OF

         Personally appeared __________________________, ___________________ of
Loveland Hills, LLC, signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and is authorized to sign on behalf of said corporation, before me.

                        --------------------------------





                                            THE KAHN ENTITIES CONDOMINIUMS, LLC



                                            By:
                                                -------------------------------
                                            Its:




STATE OF CONNECTICUT
                              ss.
COUNTY OF

         Personally appeared ________________________ , ____________________ of
The Kahn Entities Condominiums, LLC, signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and is authorized to sign on behalf of said corporation, before me.


                        --------------------------------

SCHEDULE A
DESCRIPTION OF PREMISES

SCHEDULE B1
NOTE

SCHEDULE B2
MORTGAGE

TITLE POLICY

AMOUNTS PAID TO LOVELAND BY NRES